Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1	OF PAGES 2
2. AMENDMENT/MODIFICATION NO. P00024	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR/SNS ASPR/SNS ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 FLOWERS ROAD ATLANTA, GA 30341	

8. NAME AND ADDRESS OF CONTRACTOR *(No., Street, county, State and ZIP Code)*

EMERGENT BIODEFENSE OPERATIONS LANSING LLC 330303
Attn: DIANA
EMERGENT BIODEFENSE OPERATIONS LANS
3500 N MARTIN LUTHER KING JR BLVD
LANSING MI 489062933

CODE 330303 | FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

X 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSD200201792634C

10B. DATED *(SEE ITEM 13)* 12/08/2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
X	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation date, etc)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ____1____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
DUNS Number: [**]
This modification is issued to make the following changes to Modification P00023:
1. Delete paragraph 3 of modification P00023 in its entirety.
2. The following statement is hereby added: The total contract obligated amount to date is $[**]. See Summary of Differences below.
3. The total contract value to date is $1,153,275,629.80.
4. No further changes.
Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*)
Adam Havey EVP	NATASHA Y. ROWLAND

15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign) 15C. DATE SIGNED Jan26, 2021 16B. UNITED STATES OF AMERICA /s/ Natasha Rowland (Signature of Contracting Officer) 16C. DATE SIGNED 02/02/2021 Previous edition unusable STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSD200201792634C/P00024 PAGE 2 OF 2 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 SUPPLIES/SERVICES (B) Summary of Differences [**] Total contract value per ASPR-BARDA through Mod 23 [**] Less: Addition error originating in Mod 17 and reoccurring in Mod 20 [**] Less: Mod 22 incorrect beginning contract value due to $[**] adjustment [**] Less: Mod 22 order of [**] doses @ $[**] per dose [**] Less: CLIN 0001 difference in price due to [**] product being delivered [**] Less: CLIN 0002 difference in price due to [**] product being delivered [**] [**] Invoiced by Emergent through 11/30/20 [**] Remaining [**] doses from Mod 23 [**] NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110